UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 3, 2026

Fiserv, Inc.
(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
600 N. Vel R. Phillips Avenue, Milwaukee, Wisconsin 53203
(Address of Principal Executive Offices, Including Zip Code)
(262) 879-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
2.875% Senior Notes due 2028	FISV28C	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
3.750% Senior Notes due 2030	FISV30A	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC
4.500% Senior Notes due 2031	FISV31A	The NASDAQ Stock Market LLC
3.500% Senior Notes due 2032	FISV32	The NASDAQ Stock Market LLC
4.250% Senior Notes due 2034	FISV34	The NASDAQ Stock Market LLC
4.000% Senior Notes due 2036	FISV36	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
On November 3, 2026, Fiserv, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Fiserv, Inc., dated November 3, 2026 (furnished pursuant to Item 2.02 of this Current Report on Form 8-K)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date:	November 3, 2026	By:	/s/ Paul M. Todd
Paul M. Todd
Chief Financial Officer